Exhibit 10.2

ASSIGNMENT NO. 23 OF RECEIVABLES IN ADDITIONAL ACCOUNTS INCLUDED IN ASSET POOL ONE (this “Assignment”), dated as of August 12, 2008, by and between CHASE ISSUANCE TRUST (the “Trust”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”) as collateral agent (in such capacity, the “Collateral Agent”), pursuant to the Asset Pool One Supplement referred to below, and acknowledged by Chase Bank USA, National Association, in its capacity as servicer under the Third Amended and Restated Transfer and Servicing Agreement, dated as of December 19, 2007 (the “Transfer and Servicing Agreement”), among Chase Bank USA, National Association, as transferor, administrator and servicer, the Trust and Wells Fargo, as indenture trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Trust, the Collateral Agent and the Indenture Trustee are parties to the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Asset Pool One Supplement”);

WHEREAS, pursuant to the Asset Pool One Supplement, the Trust wishes to designate Additional Accounts to be included as Asset Pool One Accounts and to pledge hereby the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Collateral Agent to be included as Asset Pool One Receivables; and

WHEREAS, the Collateral Agent, on behalf of and for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, is willing to accept such designation and pledge subject to the terms and conditions hereof;

NOW, THEREFORE, the Trust and the Collateral Agent hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Asset Pool One Supplement unless otherwise defined herein.

“Addition Cut-Off Date” shall mean, with respect to the Additional Accounts designated hereby, June 30, 2008.

“Addition Date” shall mean, with respect to the Additional Accounts designated hereby, August 12, 2008.

“Notice Date” shall mean, with respect to the Additional Accounts designated hereby, July 30, 2008.

2. Designation of Additional Accounts. Within five Business Days after the Addition Date, the Trust shall deliver to the Collateral Agent a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of each VISA® and MasterCard® account which, as of the Addition Date, shall be deemed to be an Additional Asset Pool One Account, identified by account number and the aggregate amount of the Receivables in each such Additional Asset Pool One Account as of the Addition Cut-Off Date, which list shall be marked as Schedule 1 to this Assignment and shall, as of the Addition Date, modify and amend and be incorporated into and made a part of this Assignment and the Asset Pool One Supplement.

3. Pledge of Receivables.

(a) The Trust hereby grants to the Collateral Agent, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, a security interest in all of its right, title and interest, whether owned on the Addition Cut-Off Date or thereafter acquired, in the Receivables existing on the Addition Cut-Off Date or thereafter created in the Additional Asset Pool One Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the “proceeds” (including “proceeds” as defined in the applicable UCC) thereof and Insurance Proceeds relating thereto to secure the Asset Pool One Notes (and the obligations under the Indenture and the Asset Pool One Supplement), equally and ratably without prejudice, priority or distinction between any Asset Pool One Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in the Indenture, or in the Indenture Supplement which establishes any Series, Class or Tranche of Asset Pool One Notes, and to secure (i) the payment of all amounts due on such Asset Pool One Notes in accordance with their respective terms, (ii) the payment of all other sums payable by the Trust under the Indenture, any Indenture Supplement and the Asset Pool One Supplement relating to the Asset Pool One Notes and (iii) compliance by the Trust with the provisions of the Indenture, any Indenture Supplement or the Asset Pool One Supplement relating to the Asset Pool One Notes. This Assignment constitutes a security agreement under the UCC.

(b) If necessary, the Trust agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Asset Pool One Receivables in Additional Asset Pool One Accounts existing on the Addition Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Asset Pool One Receivables to the Collateral Agent, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Collateral Agent on or prior to the Addition Date. The Collateral Agent shall be under no obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such sale and assignment.

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(c) In connection with such assignment, the Trust further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Asset Pool One Accounts and designated hereby have been pledged to the Collateral Agent pursuant to this Assignment for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

(d) The parties hereto agree that all pledges of Receivables to the Collateral Agent pursuant to this Assignment are subject to, and shall be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be pledged, in whole or in part, by the Trust pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of the Trust. The parties hereto acknowledge and agree that each such assignment is occurring in connection with a “securitization transaction” within the meaning of the Delaware Act.

4. Acceptance by Collateral Agent. The Collateral Agent hereby acknowledges its acceptance of all right, title and interest in and to the Receivables in the Additional Asset Pool One Accounts now existing and hereafter created, pledged to the Collateral Agent pursuant to Section 3(a) of this Assignment and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

5. Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Collateral Agent, as of the Addition Date (or such other date as is specified below), that:

(a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under subsection 2.12(c) of the Transfer and Servicing Agreement shall have been satisfied and all of the representations and warranties set forth under subsection 2.04(a) of the Transfer and Servicing Agreement to be made on each Addition Date shall be true and correct in all material respects on such Addition Date;

(b) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(c) Eligibility of Additional Accounts. As of the Addition Cut-Off Date, each Additional Account designated hereby was an Eligible Account;

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(d) Insolvency. As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the assignment by the Trust of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof;

(e) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect;

(f) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound;

(g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Trust of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

(h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

6. Conditions Precedent. The acceptance by the Collateral Agent set forth in Section 4 hereof and the amendment of the Asset Pool One Supplement pursuant to Section 7 hereof are each subject to the satisfaction of the conditions precedent set forth in subsection 2.4(c) of the Asset Pool One Supplement on or prior to the dates specified in such subsection 2.4(c), except to the extent any such conditions have been waived. For purposes of subsection 2.4(c)(ii) of the Asset Pool One Supplement, “Notice Date” shall having the meaning specified in Section 1 hereof. With respect to the condition specified in subsection 2.4(c)(xi) of the Asset Pool One Supplement, on or prior to the date hereof, the Administrator, on behalf of the Issuing Entity, shall have delivered to the Collateral Agent a certificate of a Vice President or more senior officer of the Administrator, substantially in the form of Schedule 2 hereto, certifying that all requirements set forth in subsection 2.4(c) of the Asset Pool One Supplement for designating and conveying Receivables in Additional Asset Pool One Accounts have

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been satisfied or waived. The Collateral Agent may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

7. Amendment of the Asset Pool One Supplement. The Asset Pool One Supplement is hereby amended to provide that all references therein to the “Asset Pool One Supplement,” to “this Asset Pool One Supplement” and to “herein” shall be deemed from and after the Addition Date to be a dual reference to the Asset Pool One Supplement as supplemented by this Assignment. All references therein to Additional Asset Pool One Accounts shall be deemed to include the Additional Accounts designated hereby and all references therein to Asset Pool One Receivables shall be deemed to include the Receivables pledged hereby. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Pool One Supplement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Asset Pool One Supplement.

8. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company on behalf of the Trust, not in its individual capacity, but solely in its capacity as Owner Trustee, and in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

CHASE ISSUANCE TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:	/s/ Erik E. Overcash
Name:	Erik E. Overcash
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Vice President

Acknowledged by:

CHASE BANK USA,
NATIONAL ASSOCIATION, as Servicer

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Chase Issuance Trust

Assignment No. 23 (APO)

Schedule 1

LIST OF ADDITIONAL ASSET POOL ONE ACCOUNTS

[TO BE DELIVERED TO THE COLLATERAL AGENT BY THE ISSUING ENTITY

AND MARKED AS SCHEDULE 1 TO THIS ASSIGNMENT]

Schedule 1

Schedule 2

Chase Issuance Trust

Officer’s Certificate

August 12, 2008

Keith W. Schuck, a duly authorized officer of Chase Bank USA, National Association, as administrator (the “Administrator”) for the Chase Issuance Trust (the “Trust”), hereby certifies and acknowledges on behalf of the Trust that to the best of his knowledge the following statements are true on August 12, 2008 (the “Addition Date”), and acknowledges on behalf of the Trust that this Officer’s Certificate will be relied upon by Wells Fargo Bank, National Association (“Wells Fargo”), as collateral agent (the “Collateral Agent”) in connection with the Collateral Agent entering into Assignment No. 23 of Receivables in Additional Accounts, dated as of August 12, 2008 (the “Assignment”), by and between the Trust and the Collateral Agent, in connection with the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (as heretofore supplemented and amended, the “Asset Pool One Supplement”), by and between the Trust and Wells Fargo as indenture trustee (the “Indenture Trustee”) and Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Trust that:

(a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under subsection 2.4(c) of the Asset Pool One Supplement shall have been satisfied in all material respects on the Addition Date.

(b) Delivery of Assignment. On or prior to the Addition Date, (i) the Trust has delivered to the Collateral Agent the Assignment (including an acceptance by the Collateral Agent for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity) and (ii) the Trust has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been assigned to the Collateral Agent. Within five Business Days after the Addition Date, the Trust shall deliver to the Collateral Agent a true and complete list (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Collateral Agent) of all Additional Accounts, identified by account number and the aggregate amount of the Receivables in each Additional Account as of the Addition Cut-Off Date, which list shall, as of the Addition Date, modify and amend and be incorporated into and made a part of the Assignment and the Asset Pool One Supplement.

(c) Legal, Valid and Binding Obligation. The Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as

Schedule 2-1

such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) Eligibility of Additional Accounts. As of the Addition Cut-Off Date, each Additional Account designated pursuant to the Assignment was an Eligible Account.

(e) Insolvency. As of each of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the assignment by the Trust of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof.

(f) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect.

(g) No Conflict. The execution and delivery by the Trust of the Assignment, the performance of the transactions contemplated by the Assignment and the fulfillment of the terms thereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound.

(h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Trust of its obligations under the Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Assignment.

(i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of the Assignment by the Trust and the performance of the transactions contemplated by the Assignment by the Trust, have been obtained.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

Schedule 2-2

IN WITNESS WHEREOF, I have hereunto set my hand as of the day and year first set forth above.

CHASE ISSUANCE TRUST

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrator on behalf of the Trust

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Schedule 2-3